Exhibit 4.28

Agreement No:

Software Sales Agreement

Party A: [Name of a Wholly Owned Subsidiary of New Oriental Education & Technology Group Inc.]

Address: [Address of Party A]

Zip code: [Zip code of Party A]

Contact person: [Contact person of Party A]

Tel: [Tel of Party A]

Fax: [Fax of Party A]

Party B: [Name of a School or Subsidiary of New Oriental China]

Address: [Address of Party B]

Zip code: [Zip code of Party B]

Contact person: [Contact person of Party B]

Tel: [Tel of Party B]

Fax: [Fax of Party B]

After friendly consultation conducted on the basis of the principle of fair, good faith, trust, equal cooperation and mutual benefit, and in compliance with the Contract Law of the People’s Republic of China and other relevant laws, the Parties agree as follows on the sale of software products by Party A to Party B:

Article 1 Product and Scope of Sale

Party A shall sell all software products defined in Appendix to the Party B; Party B may sell such software products though software distributors, specialty stores or other sale channels for books or CDs operated by Party B or under the cooperation with a third party.

Article 2 Rights and Obligations of Party A

1.	Party A warrants it has the legal copyrights to its products, and it shall be liable for all infringements of copyrights and rights of trademark of others.

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2.	Party A has the right to adjust the retail price of its products; Party A shall notify Party B of the adjusted price no later than one (1) month prior to such adjustment; in case of lowering the overall price of its products, Party A shall adjust the price according to the discount rate entitled by Party B and ensure the stock for Party B.

3.	If products are damaged due to transportation or other reasons, Party A shall replace the damaged products for free.

4.	Party A shall support Party B in marketing and advertising. Party A shall publish the name and contacts of Party B in its products advertising materials on an irregular basis. Party A shall also support Party B in advertising according to the sale performance of Party B and features of local markets.

5.	Party A shall provide Party B with the technical support, market information and publicity materials (including the demo program and advertising items) relating to the sale of products for the purpose of facilitating Party B’s sale and marketing activities.

6.	Party A shall carry out market promotion activities jointly with its partners on an irregular basis, distribute the promotion souvenirs, arrange promotion personnel or provide price support during promotion period and etc.

7.	If Party B infringes Party A’s copyright or makes pirate copies, which damages Party A’s interest, Party A has the right to terminate this Agreement and hold Party B liable in accordance with relevant laws.

8.	The information relating to sales, marketing, inventory and other information provided by the Party B shall be strictly kept confidential, and shall not be disclosed to any third parties.

Article 3: Rights and Obligations of Party B

1.	With respect to the accumulated inventories due to slow sale, if they are directly ordered from Party A, Party B may apply for return or exchange and Party A shall accept such return or exchange after inspecting and confirming the returned or exchanged goods. The relevant payment may be refunded directly or used as the payment for the future purchase or exchange.

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2.	Party B may submit promotion and publicity plans to Party A in accordance with local market condition, and jointly promote the products and expand local market with Party A. With respect to the plans approved by Party A, Party B may receive reimbursement covering the corresponding expenses and other supports.

3.	Party B warrants that it shall not infringe Party A’s rights to the products, nor shall it infringe the copyrights and rights to trademark associating with the products.

4.	Party B shall comply with the price set forth by Party A. The advertising and final price of the distributed products shall be in line with those set forth by Party A; Party B shall not destroy the price system of Party A in any forms; if an adjustment is necessary, Party B shall obtain the consent from Party A.

5.	Party B shall be responsible for the services provided to the final customers during the whole process of sale, safeguard legal interests of its customers, report true and accurate feedback regarding the market condition in a timely manner without any fraudulent or misleading conducts, and shall make efforts to maintain the product reputation and corporate image of Party A.

6.	Party B shall promptly notify Party A of infringements and pirate activities that may damage Party A’s interest, and shall assist Party A in preventing such activities, collecting evidence and investigation, and shall also assist Party A in claiming against the infringing parties.

7.	Party B shall promptly report to Party A without delay the sale condition, customer information, product quality and customer feedbacks in connection with Party A’s products.

8.	The information of the market, price, agency rules and other information in connection with the products provided by the Party A shall be strictly kept confidential, and shall not be disclosed to any third parties.

Article 4: Order

1.	Party B shall order the software by submitting a purchase order in electronic or written form. Each purchase order shall constitute a separate and effective contract and all the provisions and Appendix herein shall be an effective supplement to such contract.

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2.	With respect to the first order, Party A shall arrange the delivery within three (3) working days after receiving the payment from Party B (namely after the payment is remitted to the bank account designated by the Party A). For the subsequent orders, Party A shall arrange the delivery within three (3) working days after receiving the purchase order. Party A shall fax the delivery receipt to Party B.

3.	Party A shall deliver the products by highway transportation to the destination designated by Party B and bear the relevant expenses. If Party B requests the transportation to be made in other means or to a different destination, Party B shall explicitly provide in the purchase order and bear all the transportation expenses. With respect to the destinations unreachable through highway transportation, the Parties shall enter into a supplementary agreement with regard to the transportation means and allocation of transportation expenses.

Article 5: Settlement

1.	Invoice: Party A shall issue general value-added tax invoices or special value-added tax invoices to Party B.

2.	Settlement: Party B shall fully pay for its first order. In relation to the following orders, Party B shall make monthly payment according to the actual sales before the 25th day of each month.

Article 6: Termination

1.	Party A has the right to terminate this Agreement unilaterally at any time. Without the consent of Party A, Party B has no right to terminate this Agreement.

Article 7: Miscellaneous

1.	This Agreement shall come into effect on [date] and be effective until [date]. Upon the expiration of the term of this Agreement, this Agreement shall be automatically renewed for another term of two (2) years unless Party A terminates this Agreement by furnishing a written notice to Party B. The number of renewal shall be unlimited.

2.	This Agreement shall become effective upon the signature and seal of both Parties.

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3.	This Agreement shall be executed in two (2) counterparts with each Party holding one. Each executed copy shall have the same legal effect.

4.	Any issues uncovered herein shall be solved through friendly consultation or supplementary agreement. In case of any litigation arising out of this Agreement, both Parties agree that the [Court] shall be the competent court for first instance.

The Parties agree that this Agreement shall become effective on January 1, 2010:

Party A: [Name of a Wholly Owned Subsidiary of New Oriental Education & Technology Group Inc.]

Authorized representative: /s/ authorized signatory or seal

Party B: [Name of a School or Subsidiary of New Oriental China]

Authorized representative: /s/ authorized signatory or seal

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Schedule of Material Differences

One or more schools or subsidiaries of New Oriental China and our wholly-owned subsidiaries entered into software sales agreement using this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form with a schedule setting forth the material details in which the executed agreements differ from this form:

Party A	Party B	Date of Effectiveness	Renewal
Beijing Hewstone Technology Co., Ltd.	Beijing Haidian District Privately-Funded New Oriental School	1/1/2010	N/A Note -2

Beijing Hewstone Technology Co., Ltd.	Shanghai Yangpu District New Oriental Advanced Study School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Guangzhou Haizhu District Privately-Funded New Oriental Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Wuhan New Oriental Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Tianjin New Oriental Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Xi’an Yanta District New Oriental School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Nanjing Gulou New Oriental Advanced Study School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Shenzhen New Oriental Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Shenyang New Oriental Foreign Language Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Chongqing New Oriental Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Chengdu New Oriental School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Harbin Nangang District New Oriental Training School	1/1/2010	Note -1

Party A	Party B	Date of Effectiveness	Renewal
Beijing Hewstone Technology Co., Ltd.	Changsha Furong District New Oriental Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Taiyuan New Oriental Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Jinan New Oriental School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Changchun New Oriental Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Hangzhou New Oriental Advanced Study School	1/1/2010	N/A Note -2

Beijing Hewstone Technology Co., Ltd.	Zhengzhou New Oriental Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Foshan New Oriental Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Suzhou New Oriental School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Shijiazhuang New Oriental School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Hefei New Oriental Foreign Language Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Fuzhou Gulou District New Oriental Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Kunming Xishan New Oriental School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Anshan New Oriental Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Zhuzhou New Oriental Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Wuxi New Oriental Advanced Study School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Nanchang Donghu District New Oriental Language School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Jingzhou New Oriental School	1/1/2010	Note -1

Party A	Party B	Date of Effectiveness	Renewal
Beijing Hewstone Technology Co., Ltd.	Dalian New Oriental Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Ningbo New Oriental School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Lanzhou Chengguan District New Oriental School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Xiamen Siming District New Oriental Education Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Changchun Tongwen Gaokao Training School	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Beijing New Oriental Dogwood Cultural Communications Co., Ltd.	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.	1/1/2010	Note -1

Beijing Hewstone Technology Co., Ltd.	Beijing New Oriental Vision Overseas Consultancy Co., Ltd.	1/1/2010	Note -1

Beijing Hewstone Technology Company Limited	Qingdao New Oriental Language Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Beijing Haidian District Privately-Funded New Oriental School	1/1/2010	N/A Note -2

Beijing Pioneer Technology Company Limited	Shanghai Yangpu District New Oriental Advanced Study School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Guangzhou Haizhu District Privately-Funded New Oriental Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Wuhan New Oriental Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Tianjin New Oriental Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Xi’an Yanta District New Oriental School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Nanjing Gulou New Oriental Advanced Study School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Shenzhen New Oriental Training School	1/1/2010	Note -1

Party A	Party B	Date of Effectiveness	Renewal
Beijing Pioneer Technology Company Limited	Shenyang New Oriental Foreign Language Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Chongqing New Oriental Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Chengdu New Oriental School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Harbin Nangang District New Oriental Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Changsha Furong District New Oriental Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Taiyuan Oriental Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Jinan New Oriental School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Changchun New Oriental Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Hangzhou New Oriental Advanced Study School	1/1/2010	N/A Note -2

Beijing Pioneer Technology Company Limited	Zhengzhou New Oriental Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Foshan New Oriental Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Suzhou New Oriental School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Shijiazhuang New Oriental School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Hefei New Oriental Foreign Language Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Fuzhou Gulou District New Oriental Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Kunming Xishan New Oriental School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Anshan New Oriental Training School	1/1/2010	Note -1

Party A	Party B	Date of Effectiveness	Renewal
Beijing Pioneer Technology Company Limited	Wuxi New Oriental Advanced Study School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Nanchang Donghu District New Oriental Language School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Jingzhou New Oriental School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Dalian New Oriental Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Ningbo New Oriental School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Lanzhou Chengguan District New Oriental School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Xiamen Siming District New Oriental Education Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Qingdao New Oriental Language Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Changchun Tongwen Gaokao Training School	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Beijing New Oriental Dogwood Cultural Communications Co., Ltd.	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.	1/1/2010	Note -1

Beijing Pioneer Technology Company Limited	Beijing New Oriental Vision Overseas Consultancy Co., Ltd.	1/1/2010	Note -1

Shanghai Smart Words Software Technology Company Limited	Beijing Haidian District Privately-Funded New Oriental School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Shanghai Yangpu District New Oriental Advanced Study School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Guangzhou Haizhu District Privately-Funded New Oriental Training School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Wuhan New Oriental Training School	7/1/2011	Note -1

Party A	Party B	Date of Effectiveness	Renewal
Shanghai Smart Words Software Technology Company Limited	Tianjin New Oriental Training School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Xi’an Yanta District New Oriental School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Nanjing Gulou New Oriental Advanced Study School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Shenzhen New Oriental Training School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Shenyang New Oriental Foreign Language Training School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Chongqing New Oriental Training School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Chengdu New Oriental School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Harbin Nangang District New Oriental Training School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Taiyuan New Oriental Training School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Jinan New Oriental School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Changchun New Oriental Training School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Hangzhou New Oriental Advanced Study School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Zhengzhou New Oriental Training School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Suzhou New Oriental School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Shijiazhuang New Oriental School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Hefei New Oriental Foreign Language Training School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Fuzhou Gulou District New Oriental Training School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Kunming Xishan New Oriental School	7/1/2011	Note -1

Party A	Party B	Date of Effectiveness	Renewal
Shanghai Smart Words Software Technology Company Limited	Nanchang Donghu District New Oriental Language School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Dalian New Oriental Training School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Ningbo New Oriental School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Lanzhou Chengguan District New Oriental School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Qingdao New Oriental Language Training School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Changchun Tongwen Gaokao Training School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Jilin Chuanying District New Oriental School	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Beijing New Oriental Dogwood Cultural Communications Co., Ltd.	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.	7/1/2011	Note -1

Shanghai Smart Words Software Technology Company Limited	Beijing New Oriental Vision Overseas Consultancy Co., Ltd.	7/1/2011	Note -1

Beijing Smart Wood Software Technology Co., Ltd.	Beijing Haidian District Privately-Funded New Oriental School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Shanghai Yangpu District New Oriental Advanced Study School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Guangzhou Haizhu District Privately-Funded New Oriental Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Wuhan New Oriental Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Tianjin New Oriental Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Xi’an Yanta District New Oriental School	1/1/2012	Note -1

Party A	Party B	Date of Effectiveness	Renewal
Beijing Smart Wood Software Technology Co. Ltd.	Nanjing Gulou New Oriental Advanced Study School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Shenzhen New Oriental Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Shenyang New Oriental Foreign Language Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Chongqing New Oriental Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Chengdu New Oriental School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Harbin Nangang District New Oriental Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Changsha Furong District New Oriental Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Taiyuan New Oriental Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Jinan New Oriental School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Changchun New Oriental Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Hangzhou New Oriental Advanced Study School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Zhengzhou New Oriental Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Foshan New Oriental Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Suzhou New Oriental School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Shijiazhuang New Oriental School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Hefei New Oriental Foreign Language Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Fuzhou Gulou District New Oriental Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Kunming Xishan New Oriental School	1/1/2012	Note -1

Party A	Party B	Date of Effectiveness	Renewal
Beijing Smart Wood Software Technology Co. Ltd.	Nanchang Donghu District New Oriental Language School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Dalian New Oriental Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Ningbo New Oriental School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Lanzhou Chengguan District New Oriental School	7/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Xiamen Siming District New Oriental Education Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Qingdao New Oriental Language Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Changchun Tongwen Gaokao Training School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Jilin Chuanying District New Oriental School	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Beijing New Oriental Dogwood Cultural Communications Co., Ltd.	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.	1/1/2012	Note -1

Beijing Smart Wood Software Technology Co. Ltd.	Beijing New Oriental Vision Overseas Consultancy Co., Ltd.	1/1/2012	Note -1

Note -1	7.1 Upon the expiration of the term of this Agreement, this Agreement shall be automatically renewed for another term of two (2) years unless Party A terminates this Agreement by furnishing a written notice to Party B. The number of renewals shall be unlimited.

Note -2	The term of this agreement has been extended to December 31, 2013 upon the agreements of both Parties.

Agreement No:

Software Sales Agreement

Party A: [Name of a school or subsidiary of New Oriental China]

Address: [Address of Party A]

Zip code: [Zip code of Party A]

Contact person: [Contact person of Party A]

Tel: [Tel of Party A]

Fax: [Fax of Party A]

Party B: [Name of a Wholly Owned Subsidiary of New Oriental Education & Technology Group Inc.]

Address: [Address of Party B]

Zip code: [Zip code of Party B]

Contact person: [Contact person of Party B]

Tel: [Tel of Party B]

Fax: [Fax of Party B]

(Collectively, the “Parties”)

After friendly consultation conducted on the basis of the principle of fair, good faith, trust, equal cooperation and mutual benefit, and in compliance with the Contract Law of the People’s Republic of China and other relevant laws, the Parties agree as follows on the sale of software products by Party B to Party A:

Article 1 Product and Scope of Sale

With respect to all software products defined in Appendix sold by Party B to Party A, Party A may sell such software products though software distributors, specialty stores or other sale channels for books or CDs operated by Party A or under the cooperation with a third party.

Article 2 Rights and Obligations of Party A

1.	With respect to the accumulated inventories due to slow sale, if they are directly ordered from Party B, Party A may apply for return or exchange and Party B shall accept such return or exchange after inspecting and confirming the returned or exchanged goods. The relevant payment may be refunded directly or used as the payment for future purchase or exchange.

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2.	Party A may submit promotion and publicity plans to Party B in accordance with local market condition, and jointly promote the products and expand local market with Party B. With respect to the plans approved by Party B, Party A may receive reimbursement covering the corresponding expenses and other supports.

3.	Party A warrants that it shall not infringe Party B’s rights to the products, nor shall it infringe the copyrights and rights to trademark associating with the products.

4.	Party A shall comply with the price set forth by Party B. The advertising and final price of the distributed products shall be in line with those set forth by Party B; Party A shall not infract the price system of Party B in any forms; if an adjustment is necessary, Party A shall obtain the consent from Party B.

5.	Party A shall be responsible for the services provided to the ultimate customers during the whole process of sale, safeguard legal interests of its customers, report true and accurate feedback regarding the market condition in a timely manner without any fraudulent or misleading conducts, and shall endeavor to maintain the product reputation and corporate image of Party B.

6.	Party A shall promptly notify Party B of infringements and pirate activities that may violate Party B’s interest, and shall assist Party B in stopping such activities, collecting evidence and investigation. Party A shall also assist Party B in pursuing the liabilities of the infringing parties.

7.	Party A shall promptly report to Party B without delay the sale condition, customer information, product quality and customer feedbacks in connection with Party B’s products.

8.	The information of the market, price, agency rules and other information in connection with the products provided by the Party A shall be strictly kept confidential, and shall not be disclosed to any third parties.

Article 3: Rights and Obligations of Party B

1.	Party B warrants it has the legal copyrights to its products, and it shall be liable for all infringements of copyrights and rights of trademark of others.

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2.	Party B has the right to adjust the retail price of its products; Party B shall notify Party A of the adjusted price no later than one (1) month prior to such adjustment; in case of lowering the overall price of its products, Party B shall adjust the price according to the discount rate entitled by Party A and ensure the stock for Party A.

3.	Party B shall offer free replace for the products damaged due to the transportation and other reasons.

4.	Party B shall provide support to Party A relating to marketing and advertising. Party B shall publish the name and contact information of Party A on products’ advertisements irregularly and shall provide advertisement support for Party A according to Party A’s sales performance and the characters of local market.

5.	Party B shall provide Party A with the technical support, market information and publicity materials (including the demo program and advertising items) relating to the sale of products for the purpose of facilitating Party A’s sale and marketing activities.

6.	Party B shall carry out market promotion activities jointly with its partners on an irregular basis, distribute the promotion souvenirs, arrange promotion personnel or provide price support during promotion period, etc.

7.	Party B has the right to terminate the Agreement and pursue the legal liability of Party A when Party A’s behaviors constitute infringement and pirate.

8.	The information of the sales, market, inventory in connection with the products provided by the Party A shall be strictly kept confidential, and shall not be disclosed to any third parties.

Article 4: Order

1.	Party A shall order the software by submitting to Party B a purchase order in electronic or written form. Each purchase order shall constitute a separate and effective contract and all the provisions and Appendix herein shall be an effective supplement to such contract.

2.	With respect to the first order, Party B shall arrange the delivery within three (3) working days after receiving the payment from Party A (namely after the payment is remitted to the bank account designated by the Party B). For the subsequent orders, Party B shall arrange the delivery within three (3) working days after receiving the purchase order with the delivery receipt faxed to Party A thereafter.

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3.	Party B shall deliver the products by highway transportation to the destination designated by Party A and bear the transportation expenses. If Party A requests the transportation to be made in other means or to a different destination, Party A shall explicitly provide in the purchase order and bear all the transportation expenses. With respect to the destinations unreachable through highway transportation, the Parties shall enter into a supplementary agreement with regard to the transportation means and allocation of transportation expenses.

Article 5: Settlement

1.	Invoice: Party B shall issue general value-added tax invoices or special value-added tax invoices to Party A.

2.	Settlement: Party A shall fully pay for its first order. In relation to the following orders, Party A shall make monthly payment according to the actual sales before the 25th day of each month.

Article 6: Termination

1.	Party B has the right to terminate this Agreement in case of any violation by Party A to the provisions herein.

2.	Party B has the right to terminate this Agreement unilaterally at any time. Without the consent of Party B, Party A has no right to terminate this Agreement.

Article 7: Miscellaneous

1.	This Agreement shall be effective from [date] until [date]. Upon the expiration of the term of this Agreement, this Agreement shall be automatically renewed without limitation on the term and number of time of renewal, unless Party B terminates this Agreement by furnishing a written notice to Party A. This Agreement shall become effective upon the seal of both Parties.

2.	This Agreement shall be executed in two (2) counterparts with the same legal effect and shall be held by each party.

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3.	Any issues uncovered herein shall be solved through friendly consultation or supplementary agreement. In case of any litigation arising out of this Agreement, both Parties agree that the Court of Haidian District in Beijing shall be the competent court for first instance.

Party A: [Name of the Subsidiary of New Oriental China]

Authorized representative (signature): /s/ authorized signatory or seal

Date:

Party B: Beijing Joy Tend Technology Co., Ltd.

Authorized representative (signature): /s/ authorized signatory or seal

Date:

5

Schedule of Material Differences

One or more subsidiaries of New Oriental China and our wholly-owned subsidiaries entered into software sales agreement using this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form with a schedule setting forth the material details in which the executed agreements differ from this form:

Party A	Party B	Date of Effectiveness
Shanghai Vision Overseas Service Company Limited	Beijing Hewstone Technology Company Limited	1/1/2013

Shanghai Vision Overseas Service Company Limited	Beijing Pioneer Technology Company Limited	6/1/2012

Shanghai Vision Overseas Service Company Limited	Shanghai Smart Words Software Technology Company Limited	6/1/2012

Beijing Haidian District Privately-Funded New Oriental School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Shanghai Yangpu District New Oriental Advanced Study School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Guangzhou Haizhu District Privately-Funded New Oriental Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Wuhan New Oriental Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Tianjin New Oriental Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Xi’an Yanta District New Oriental School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Nanjing Gulou New Oriental Advanced Study School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Shenzhen New Oriental Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Shenyang New Oriental Foreign Language Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Chongqing New Oriental Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Party A	Party B	Date of Effectiveness
Chengdu New Oriental School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Harbin Nangang Disctrict New Oriental Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Changsha Furong District New Oriental Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Taiyuan Oriental Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Jinan New Oriental School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Changchun Oriental Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Hangzhou Oriental Advanced Study School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Zhengzhou Oriental Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Suzhou New Oriental School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Shijiazhuang New Oriental School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Hefei New Oriental Foreign Language Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Fuzhou Gulou District New Oriental Training school	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Kunming Xishan New Oriental School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Nanchang Donghu District New Oriental Language School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Dalian New Oriental Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Ningbo New Oriental School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Lanzhou Chengguan District New Oriental School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Qingdao New Oriental Language Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Xiamen Siming District New Oriental Education Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Jilin Chuanying District New Oriental School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Party A	Party B	Date of Effectiveness
Urumqi New Oriental School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Xiangyang New Oriental Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Shiyan New Oriental Training School	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Beijing New Oriental Dogwood Cultural Communications Co., Ltd.	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Beijing New Oriental Dogwood Bookstore, Audio & Video Co., Ltd.	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Beijing New Oriental Vision Overseas Consultancy Co., Ltd.	Beijing Joy Tend Technology Co. Ltd	3/1/2013

Shanghai Vision Overseas Service Company Limited	Beijing Joy Tend Technology Co. Ltd	3/1/2013